SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 15, 2004

(null)

                                  (Depositor)

    (Issuer in respect of Mid-State Capital Corporation 2004-1 Trust, 04-01)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

(null)
                   Mid-State Capital Corporation 2004-1 Trust
                                     04-01

On August 15, 2004, The Bank of New York, as Trustee for , Mid-State Capital Corporation 2004-1 Trust 04-01, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2004, among as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of , Mid-State Capital Corporation 2004-1 Trust 04-01 relating to the distribution date of August 15, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 15, 2004


(null)


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated August 15, 2004


                             Payment Date: 08/15/04


          ------------------------------------------------------------
(null)
               Mid-State Capital Corporation 2004-1 Trust, 04-01
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A         180,251,000.00    6.005000%     2,225,356.50    902,006.05    3,127,362.55       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M1         48,282,000.00    6.497000%       596,083.59    261,406.80      857,490.39       0.00       0.00
                        M2         34,602,000.00    8.114000%       427,192.00    233,967.19      661,159.19       0.00       0.00
                        B          31,383,000.00    8.900000%       387,450.63    232,757.25      620,207.88       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        294,518,000.00     -            3,636,082.72  1,630,137.28    5,266,220.00     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A         178,025,643.50              0.00
--------------------------------------------------------------------------------
Subordinate                     M1         47,685,916.41              0.00
                                M2         34,174,808.00              0.00
                                B          30,995,549.37              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        290,881,917.28     -
--------------------------------------------------------------------------------

                             Payment Date: 08/15/04


          ------------------------------------------------------------
(null)
               Mid-State Capital Corporation 2004-1 Trust, 04-01
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A     180,251,000.00     6.005000% 59560UAA9    12.345876      5.004167    987.654124
------------------------------------------------------------------------------------------------------------------------
Subordinate                M1     48,282,000.00     6.497000% 59560UAB7    12.345876      5.414167    987.654124
                           M2     34,602,000.00     8.114000% 59560UAC5    12.345876      6.761667    987.654124
                           B      31,383,000.00     8.900000% 59560UAD3    12.345876      7.416667    987.654124
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     294,518,000.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
               Mid-State Capital Corporation 2004-1 Trust, 04-01
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       318,525,515.88   318,525,515.88
Loan count                      0                0
Avg loan rate           0.000000%             0.00
Prepay amount                0.00             0.00

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees             0.00             0.00
Sub servicer fees            0.00             0.00
Trustee fees                 0.00             0.00


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           61.496597%           100.000000%            180,251,000.00
   -----------------------------------------------------------------------------
   Junior           38.503403%             0.000000%            112,856,273.78
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          43                 2,907,946.87
60 to 89 days                          13                   954,132.14
90 or more                              0                         0.00
Foreclosure                             4                   325,348.68

Totals:                                60                 4,187,427.69
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            5,266,220.00          5,266,220.00
Principal remittance amount            3,636,082.72          3,636,082.72
Interest remittance amount             1,630,137.28          1,630,137.28